UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                            SCHEDULE 14C INFORMATION

   Information Statement Pursuant to Section 14(c) of the Securities Exchange
                                   Act of 1934

                           Check the appropriate box:

   [ ] Preliminary Information Statement

   [ ] Confidential, for Use of the Commission Only (as permitted by Rule
       14c-5(d) (2))

   [X] Definitive Information Statement

                          THE PHOENIX EDGE SERIES FUND
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                  (Name of Registrant As Specified In Charter)

               PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):

   [X] No fee required.

   [ ] Fee computed on table below per Exchange Act Rule 14c-5(g) and 0-11

(1) Title of each class of securities to which transaction applies:
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(2) Aggregate number of securities to which transaction applies:
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(3) Per unit price or other underlying value of transaction computed pursuant to
Exchange Rule 0-11 (Set forth the amount on which the filing fee is calculated and how it was determined):
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(4) Proposed maximum aggregate value of transaction:
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(5) Total fee paid:
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[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offset fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
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(1) Amount Previously Paid:
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(2) Form, Schedule or Registration Statement No.:
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(3) Filing Party:
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(4) Date Filed:
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                          THE PHOENIX EDGE SERIES FUND
                               155 Federal Street
                           Boston, Massachusetts 02110

                                January 6, 2010

Dear Contractowner:

As discussed in more detail in the enclosed Information Statement, effective as of October 16, 2009, Virtus Investment Advisers, Inc. ("Virtus") entered into a Limited Services Sub-Subadvisory Agreement with Goodwin Capital Advisers, Inc. ("Goodwin"), the subadvisor to the Phoenix Strategic Allocation Series, Phoenix Multi-Sector Fixed Income Series and Phoenix Multi-Sector Short Term Bond Series, respectively (collectively, the "Series"), each a series of The Phoenix Edge Series Fund (the "Fund"). Virtus will provide recommendations to Goodwin related to the Series' purchase and sale of municipal securities.

Phoenix Variable Advisors, Inc. ("PVA"), the investment advisor to the Series, and the Fund have been granted an exemptive order (the "Order") from the Securities and Exchange Commission ("SEC") that permits PVA and the Fund to hire, terminate, and replace investment advisors and subadvisors without shareholder approval. PVA has the responsibility to oversee subadvisors and recommends the hiring, termination, and replacement of subadvisors to the Fund's Board of Trustees.

You have invested in shares of one or more of the Series through your variable life insurance policy and/or your variable annuity contract, issued by Phoenix Life Insurance Company, PHL Variable Insurance Company, or Phoenix Life and Annuity Company. PVA and the Fund are providing you with the enclosed Information Statement to inform you about the subadvisory changes.

If you should have any questions regarding these changes, please feel free to call Phoenix Variable Products Customer Service at (800) 541-0171. Thank you for your continued investment in the Fund.

                                                       Sincerely,

                                                       /s/ Philip K. Polkinghorn

                                                       Philip K. Polkinghorn
                                                       President

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

                              INFORMATION STATEMENT

                          THE PHOENIX EDGE SERIES FUND
                               155 Federal Street
                           Boston, Massachusetts 02110

The Phoenix Edge Series Fund (the "Fund") is a mutual fund trust that serves as an investment vehicle for variable life insurance policies and variable annuity contracts (collectively, "Contracts") issued by the separate accounts of Phoenix Life Insurance Company ("PLIC"), PHL Variable Insurance Company ("PHL Variable") and Phoenix Life and Annuity Company ("PLAC") (collectively, "Phoenix") to owners of the Contracts ("Contractowners"). Phoenix is the sole shareholder of record of the Fund. Some or the entire portion of your Contract is invested in shares of one or more series of the Fund.

The Fund is an open-end management investment company registered with the Securities and Exchange Commission ("SEC") under the Investment Company Act of 1940, as amended ("1940 Act"). The Fund has 18 separate investment portfolios, including the Phoenix Strategic Allocation Series, Phoenix Multi-Sector Fixed Income Series and Phoenix Multi-Sector Short Term Bond Series, respectively (collectively, the "Series"). Phoenix Variable Advisors, Inc. ("PVA") acts as the investment advisor and Goodwin Capital Advisers, Inc. ("Goodwin") acts as the investment subadvisor to the Series, and each is located at One American Row, Hartford, CT 06103-2899.

As of October 16, 2009 Virtus Investment Advisers, Inc. ("Virtus") entered into a Limited Service Sub-Subadvisory Agreement with Goodwin to provide recommendations to Goodwin related to the Series' purchase and sale of municipal securities.

PVA and the Fund have been granted an exemptive order (the "Order") from the SEC that permits PVA and the Fund to amend investment advisory and subadvisory agreements, hire, terminate, and replace subadvisors without shareholder approval, including, without limitation, the replacement or reinstatement of any advisor or subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the responsibility to oversee advisors or subadvisors and recommend their hiring, termination, and replacement to the Fund's Board of Trustees. As a condition of the Order, PVA and the Fund must provide you with this Information Statement to update you with respect to these advisory or subadvisory changes. More information about the Order is provided below. This Information Statement is being sent to shareholders on or about January 6, 2010.

WE ARE NOT ASKING YOU FOR A PROXY AND YOU ARE REQUESTED NOT TO SEND US A PROXY.

                               THE RECOMMENDATION
                               ------------------

On December 31, 2008, Virtus was spun-off from the ultimate parent of Goodwin. As part of this transaction, Virtus agreed to continue to provide recommendations to Goodwin for the purchase and sale of municipal securities. The proposed arrangement was approved by the Board of Trustees ("Board") at the June 8-9, 2009 regularly schedule meeting.

At the June 8-9, 2009 meeting, PVA reported to the Board that as part of the subadvisor oversight process, PVA was recommending to the Board that Virtus be approved as a Limited Service Sub-Subadvisor to provide recommendations to Goodwin related to the Series' purchase of municipal securities. The Board then approved the new sub-subadvisory agreement for the Series between Goodwin and Virtus ("Sub-Subadvisory Agreement"). A copy of the Sub-Subadvisory Agreement is attached as Exhibit A to this Information Statement.

The Sub-Subadvisory Agreement was approved by all members of the Board, including a majority of the Trustees who are not "interested persons" (within the meaning of the 1940 Act) of the Fund ("Disinterested Trustees").

Contractowners who have directed the allocation of their investment to a subaccount corresponding to a Series will receive this Information Statement. Subject to the Fund's Disruptive Trading policy designed to discourage and prevent market timing and excessive trading by investors, which can be harmful to other investors of the Fund's

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Series, Contractowners may at any time elect to transfer their investment into any other subaccount available through their Contracts without other restrictions.

                        THE NEW SUB-SUBADVISORY AGREEMENT
                        ---------------------------------

The Sub-Subadvisory Agreement between Goodwin and Virtus provides that Virtus will make recommendations to Goodwin for the purchase and sale of municipal securities for the Series. Virtus does not exercise discretion with respect to the purchase and sale of the municipal securities related to the Series.

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                                                  SUB-SUBADVISORY FEE PAYABLE TO
                SERIES                            VIRTUS
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 Phoenix Strategic Allocation Series              3.5% of the subadvisory fee

 Phoenix Multi-Sector Fixed Income Series

 Phoenix Multi-Sector Short Term Bond Series
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The fees are calculated daily and paid monthly. As of September 30, 2009, the asset size of Phoenix Strategic Allocation Series was $169.1 million, Phoenix Multi-Sector Fixed Income Series was $209.4 million, and Phoenix Multi-Sector Short Term Bond Series was $32.7 million.

Goodwin will have the exclusive authority to manage the investment and reinvestment of assets of the Series, subject to the discretion and control of PVA and the Board. Goodwin will provide an investment program for each Series, consistent with each Series' investment objectives, based upon the development, review and adjustment of investment policies approved from time to time by the Board and PVA, in consultation with Goodwin. Goodwin has agreed to use its best professional judgment to make investment decisions for each of the Series in accordance with the terms of its Subadvisory Agreement, along with its consideration of the Virtus' recommendations of the purchase or sale of municipal securities of the Series.

Unless otherwise instructed by PVA, Goodwin will place all orders for the purchase and sale of investments for each Series with brokers or dealers selected by Goodwin. Goodwin has been instructed to use its best efforts to obtain best execution of transactions at prices that are advantageous to each Series and at commission rates that are reasonable in relation to the benefits received. Goodwin may select brokers or dealers on the basis that they provide brokerage, research, or other services or products to a Series or other accounts serviced by Goodwin. Goodwin may place transactions with a broker or dealer with whom it has negotiated a commission in excess of the commission another broker or dealer would have charged for effecting that transaction, if Goodwin determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research provided by the broker or dealer, viewed in terms of either that particular transaction or on all transactions, taken as a whole, for each Series and other accounts over which Goodwin exercises investment discretion. Not all Series' research or other services or products will necessarily be used by Goodwin in managing the Series, but may be allocated among other accounts, as appropriate.

Furthermore, Virtus agrees to make its officers and employees available from time to time to consult with officers and employees of Goodwin to review the investment policies and investment affairs of each Series, and to report to PVA and the Fund's Board of Trustees with respect to the investment philosophy, assumptions, strategies and other information used in connection with the portfolio management.

Unless terminated, the Sub-Subadvisory Agreement will remain in full force and effect until December 31, 2010, and thereafter, only so long as its continuance has been specifically approved at least annually by the Board in accordance with Section 15(a) of the 1940 Act, and by the majority vote of the Disinterested Trustees of the Board in accordance with Section 15(c).

                              BOARD CONSIDERATIONS
                              --------------------

In connection with the consideration of PVA's proposal for Goodwin to hire Virtus as the Limited Service Sub-Subadvisor, the Board received, in advance of the meeting, information in the form of an extensive questionnaire completed by Virtus concerning a number of issues, including its investment philosophy, resources, operations and compliance structure. In this context, the Board considered PVA's quantitative and qualitative evaluation of Virtus' skills and abilities in managing assets pursuant to specific investment styles similar to the styles of the Series. The Board had further benefit of a presentation made by Virtus' senior management personnel where a number of issues, including Virtus' history, investment approach, investment strategies, portfolio turnover rates, assets under management, personnel, compliance procedures and the firm's overall performance, were reviewed and discussed. The Board considered Virtus' experience with managing other funds as well as the overall nature, extent, and quality of the services to be provided by Virtus and whether the cost to PVA of these services would be reasonable. The Board considered the economic viability of Virtus and was satisfied that the financial statements of Virtus indicated it was sufficiently capitalized. The Board also considered the investment performance of Virtus with respect to its advice given to similar mutual funds.

The Board noted that the fees under the Sub-Subadvisory Agreement would be paid by Goodwin out of the subadvisory fees that it receives under its current Subadvisory Agreement with the Fund, and not by the Series. For this reason, the expected profitability to Virtus of its relationship with each Series or the potential economies of scale in Virtus' advice to the Series was not material a factor in the Board's deliberations. Based on all the foregoing reasons, the Board concluded that the proposed Sub-Subadvisory Agreement was favorable for shareholders because shareholders could benefit from management of the Series' assets by the investment teams at Virtus.

                                    THE ORDER
                                    ---------

The Fund and PVA have obtained an order under Section 6(c) of the 1940 Act granting exemptions from Section 15(a) of the 1940 Act and Rule 18f-2 under the 1940 Act to permit the Fund and PVA to enter into, and materially amend, subadvisory agreements without shareholder approval. Therefore, the Fund and PVA have the right, subject to prior approval by the Board, to hire, terminate, and replace subadvisors without the approval of the shareholders of the Series, including, without limitation, to replace or reinstate any subadvisor with respect to which a subadvisory agreement has automatically terminated as a result of an assignment. PVA has the responsibility to oversee subadvisors and recommend their hiring, termination, and replacement to the Board. The Order requires that shareholders of a Series be provided with an information statement such as this one within 90 days of any change in subadvisors.

                     DISCLOSURE REGARDING VOTING SECURITIES
                     --------------------------------------

The shares of the Fund are not offered directly to the public. Shares of the Fund currently are offered to certain separate accounts in order to fund Contracts issued by PLIC, PHL Variable and PLAC. Investments in the Fund may occur only by purchasing a Contract and directing the allocation of your purchase payment(s) to the subaccount(s) that correspond to a series of the Fund. The subaccounts, in turn, invest in shares of a corresponding series. Not all series may be offered through a particular Contract. No one person (including any "group" as that term is used in Section 13(d) (3) of the Exchange
Act) owns beneficially of record 5% or more of the outstanding shares of a series. Outstanding shares of beneficial interest of a series beneficially owned under a contract or policy by the Trustees and the executive officers of the Fund, as a group, is less than 1%.

                             ADDITIONAL INFORMATION
                             ----------------------

Virtus is an indirect, wholly-owned subsidiary of Virtus Investment Partners, Inc., located at 100 Pearl Street, Hartford, Connecticut 06103. Virtus and its affiliates had approximately $24.6 billion in assets under management as of September 30, 2009. None of the directors or officers of Virtus is a Trustee or officer of the Fund. There are no Fund Trustees in any material transactions, directly or indirectly, to which the subadvisor to the Series was or is a party to the transaction. There are no financial conditions of the subadvisor that are reasonably likely to impair the financial ability of the subadvisor to fulfill its commitment to the Fund under the Sub-Subadvisory Agreement.

The Virtus team consists of portfolio managers, analysts and traders. Current members of the team jointly and primarily responsible for the day-to-day management of the Series are as follows:

o Timothy M. Heaney, CFA, is a member of the Virtus fixed-income team, specializing in both taxable and tax-exempt municipal bonds. He continues to manage tax-exempt and taxable multi-sector institutional portfolios for Goodwin as well as acting as co-portfolio manager for a closed-end fund of Virtus' affiliated manager Duff & Phelps Management Corp. He joined the firm in 2009. Previously, he was a portfolio manager and an investment analyst specializing in fixed-income credit research for Goodwin. He began his career as a senior credit analyst in the commercial lending division of Connecticut National Bank. He received his B.S. and an M.B.A from the University of Connecticut and holds the Chartered Financial Analyst designation.

o Lisa H. Leonard is a portfolio manager with the Virtus fixed-income team, specializing in taxable and tax-exempt municipal bonds. Ms. Leonard is also a portfolio manager for the municipal bond area for Virtus Investment Advisors, Inc., affiliate, Duff & Phelps Investment Management Co. She joined the firm in 2009. Previously, she was an investment analyst specializing in municipal fixed-income credit research, director of investment operations and a fixed-income trader for Goodwin. She began her career as a municipal finance analyst with Connecticut Bank & Trust. She received her B.S. from the University of Connecticut.

PVA is wholly-owned by PM Holdings, Inc., located at One American Row, Hartford, Connecticut 06103-2899. PM Holdings, Inc. owns 100% of PVA's voting securities. PM Holdings, Inc. is wholly-owned by PLIC, located at One American Row, Hartford, Connecticut 06103-2899. PLIC owns 100% of PM Holdings, Inc.'s voting securities. PLIC is wholly-owned by The Phoenix Companies, Inc., located at One American Row, Hartford, Connecticut 06103-2899. The Phoenix Companies, Inc. owns 100% of PLIC's voting securities. PLIC serves as the shareholder servicing agent to the Fund, and was paid $105,498 by the Fund during the last fiscal year for performing those services. Phoenix Equity Planning Corporation ("PEPCO") served as administrator, underwriter and distributor to four series of the Fund for the last year. PEPCO is located at 610 West Germantown Pike, Plymouth Meeting, Pennsylvania 19462. PEPCO provided these services as an affiliate and as such was not directly compensated.

For the year ended December 31, 2008, the Fund paid $216,408 in brokerage commissions. No brokerage commissions were paid by any Series to any affiliated broker of PVA or the subadvisors.

                               SHAREHOLDER REPORTS
                               -------------------

Copies of the Fund's annual and semi-annual report for the fiscal year ended December 31, 2008 will be furnished without charge upon request. ANY SUCH REQUEST SHOULD BE DIRECTED TO PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS BY CALLING (800) 541-0171, OR BY WRITING TO PHOENIX VARIABLE PRODUCTS MAIL OPERATIONS, P.O. BOX 8027, BOSTON, MASSACHUSETTS 02266-8027.

                            HOUSEHOLDING OF MATERIALS
                            -------------------------

The Fund sent only one copy of this Information Statement and the semi-annual and annual reports to those households in which multiple shareholders shared the same address, unless the Fund received instructions from a shareholder in such a household requesting separate copies of these materials. If you are a shareholder who shares the same address as other shareholders of the Fund and would like to receive a separate copy of this Information Statement, the semi-annual report, annual reports or future proxy statements, please contact Phoenix Variable Products Mail Operations by calling (800) 541-0171, or writing to Phoenix Variable Products Mail Operations, P. O. Box 8027, Boston, Massachusetts 02266-8027. If you share the same address as multiple shareholders and would like the Fund to send only one copy of future proxy statements, information statements, semi-annual reports and annual reports, please contact Phoenix Variable Products Mail Operations at the above phone number or post office address.

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                           FUTURE SHAREHOLDER MEETINGS
                           ---------------------------

As a Massachusetts business trust, the Fund does not hold shareholder meetings unless required by the 1940 Act.

Shareholders who wish to present a proposal for action at the next meeting should submit the proposal to:

Kathleen A. McGah
Phoenix Life Insurance Company
One American Row
P.O. Box 5056
Hartford, CT 06102-5056

Proposals must be received in a reasonable time prior to the date of the shareholder meeting to be considered for inclusion in the proxy materials for the meeting. Timely submission of a proposal does not, however, necessarily mean that the proposal will be submitted for consideration by shareholders.

                                            By Order of the Board of Trustees,

                                            /s/ Kathleen A. McGah

                                            Kathleen A. McGah
                                            Vice President, Chief Legal Officer,
                                            Counsel and Secretary

Hartford, Connecticut
January 6, 2010

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
                                                                      EXHIBIT A

                   LIMITED SERVICES SUB-SUBADVISORY AGREEMENT

    AGREEMENT dated as of October 16, 2009 (the "Effective Date") by and between Goodwin Capital Advisers, Inc. (the "Subadvisor"), a corporation organized under the laws of the State of New York, and Virtus Investment Advisers, Inc. (the "Limited Services Sub-Subadvisor"), a company organized under the laws of the Commonwealth of Massachusetts.

    WHEREAS, The Phoenix Edge Series Fund (the "Fund") is a diversified open-end investment company of the series type registered under the Investment Company Act of 1940, as amended, (the "1940 Act"); and

    WHEREAS, the shares of the Fund may be offered in one or more separate series, including the Phoenix Strategic Allocation Series, Phoenix Multi-Sector Short Term Bond Series, and Phoenix Multi-Sector Fixed Income Series (the "Series"); and

    WHEREAS, the Subadvisor has entered into a subadvisory agreement ("Subadvisory Agreement") for the Series pursuant to which the Subadvisor acts as Subadvisor to the Fund on behalf of the Series; and

    WHEREAS, pursuant to the Subadvisory Agreement, the Subadvisor renders investment management services to the Fund on behalf of the Series, including the day to day management of the Series; and

    WHEREAS, the Subadvisor desires, with the approval of the Trustees of the Fund (the "Trustees"), to retain a Limited Services Sub-Subadvisor to furnish portfolio management services for the Series with respect to recommendations for the purchase and sale of municipal securities only; and

    WHEREAS, the Limited Services Sub-Subadvisor is willing to furnish such services on the terms and conditions hereinafter set forth;

    NOW THEREFORE, the Subadvisor and the Limited Services Sub-Subadvisor agree as follows:

1. Employment as a Limited Services Sub-Subadvisor. The Subadvisor, being duly authorized, hereby appoints the Limited Services Sub-Subadvisor to serve in a limited, non-discretionary capacity assisting the Subadvisor with regard to the assets of the Series (the "Assets"), subject to the terms and conditions set forth in this Agreement.

2. Acceptance of Employment; Standard of Performance. The Limited Services Sub-Subadvisor accepts its engagement to serve in a limited, non-discretionary capacity and agrees to use its best professional judgment in recommending municipal securities for the Subadvisor in accordance with the terms and conditions set forth in this Agreement.

    (a) It will be the responsibility of the Subadvisor to accept, reject, or modify the Limited Services Sub-Subadvisor's recommendations; and

    (b) The Limited Services Sub-Subadvisor will calculate, arrange, and execute purchases and sales of municipal securities to effect the determinations made by the Subadvisor and report regularly to the Subadvisor and Board of Trustees and will review with representatives of the Advisor and the Board of Trustees at

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

         reasonable times the investment philosophy, assumptions, strategies, and any other relevant information used in connection with the recommendations.

3. Management. Subject always to the oversight of the Fund's Board of Trustees and the supervision of the Subadvisor, the Limited Services Sub-Subadvisor will make recommendations to the Subadvisor with respect to the purchase and sale of municipal securities for the Series. In the performance of its duties, the Limited Services Sub-Subadvisor will satisfy its fiduciary duties (as set forth below), will monitor the municipal securities positions and will construct its recommendations in compliance with the stated investment objectives, policies and restrictions of the Series, the Fund's Agreement and Declaration of Trust, dated February 18, 1986, establishing the Fund, as may be amended from time to time, and where applicable, the 1940 Act, the Investment Advisers Act of 1940, the Securities Act of 1933, and the Securities Exchange Act of 1934, and any resolutions as may be duly adopted by the Trustees from time to time and any instructions and procedures of the Subadvisor, all of which as furnished to the Limited Services Sub-Subadvisor in writing. The Limited Services Sub-Subadvisor and the Subadvisor agree that the Limited Services Sub-Subadvisor will not have investment discretion and the Subadvisor will have the investment discretion for the Series. The Limited Services Sub-Subadvisor and the Subadvisor each will make its officers and employees available to the other from time to time at reasonable times to review investment policies of the Series and to consult with each other regarding the investment affairs of the Series.

4. Exclusivity. The parties acknowledge and agree that the services of the Limited Services Sub-Subadvisor hereunder are not deemed exclusive and that, accordingly, the Limited Services Sub-Subadvisor may render services to others so long as those services do not in any material manner impair the ability of the Limited Services Sub-Subadvisor to perform its duties and obligations pursuant to this Agreement.

5. Activities of the Limited Services Sub-Subadvisor. The Subadvisor and the Fund recognize that the Limited Services Sub-Subadvisor and its affiliates, officers, directors and employees may have investments of their own, may be acting as investment advisor, manager or consultant for others and may be providing research and analytical support for others, all in the normal course of their business. The Subadvisor also recognizes that the Limited Services Sub-Subadvisor and its affiliates, officers, directors and employees may be or become associated with other investment entities and engage in investment management and research and analytical services for others in the future. Except to the extent necessary to perform its obligations hereunder, nothing herein shall be deemed to limit or restrict the right of the Limited Services Sub-Subadvisor and its affiliates, officers, directors and employees to engage in, or to devote time and attention to the management of or the provision of research and other services to any other business, whether of a similar or dissimilar nature, or to render services of any kind to any other corporation, firm, individual or association.

6. Expenses. During the term of this Agreement, the Limited Services Sub-Subadvisor shall bear all expenses incurred by it in connection with providing its services hereunder. Without limiting the foregoing, the parties acknowledge and agree that the Limited Services Sub-Subadvisor shall furnish at its own expense the following items:

    (a) Office facilities, including office space, furniture and equipment utilized by the Limited Services Sub-Subadvisor's employees in the fulfillment of its duties and obligations under this Agreement; and

    (b) Personnel and services necessary to perform the functions required to fulfill the duties and obligations of the Limited Services Sub-Subadvisor hereunder.

7. Fees for Services. The compensation of the Limited Services Sub-Subadvisor for its services under this Agreement shall be calculated and paid by the Subadvisor in accordance with the attached Schedule A. Pursuant to the Subadvisory Agreement between the Fund and the Subadvisor, the Subadvisor shall be solely responsible for the payment of fees to the Limited Services Sub-Subadvisor.

8. Limitation of Liability. The Limited Services Sub-Subadvisor shall not be liable for any action taken, omitted or suffered to be taken by it in its best professional judgment, in good faith and believed by it to be authorized or within its rights or powers conferred upon it by this Agreement, or in accordance with specific directions or instructions from the Fund, so long as such acts or omissions shall not have constituted a breach of the investment objectives, policies and restrictions applicable to the Series and conveyed to the Limited Services Sub-Subadvisor in writing prior to such breach, and such acts or omissions shall not have resulted from the Limited Services Sub-Subadvisor's willful misfeasance, bad faith, reckless disregard or gross negligence, a violation of the standard of care established by and applicable to the Limited Services Sub-Subadvisor in its actions under this Agreement or a breach of its duty or of its obligations hereunder (provided further, however, that the foregoing shall not be construed to protect the Limited Services Sub-Subadvisor from liability under the 1940 Act, other federal or state securities laws or common law).

9.  Indemnification.

    (a) The Subadvisor agrees to indemnify and hold harmless the Limited Services Sub-Subadvisor, its officers and directors, and any person who "controls" the Limited Services Sub-Subadvisor, within the meaning of Section 2(a) (9) of the 1940 Act and pursuant to Section 15 of the Securities Act of 1933, as amended (the "1933 Act"), from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by the Limited Services Sub-Subadvisor resulting from (i) the Subadvisor's breach of any provision of this Agreement, (ii) modifications made by the Adviser, the Subadvisor or the Fund to the Limited Services Sub-Subadvisor's recommendations, (iii) investment decisions made by the Subadvisor upon rejecting the Limited Services Sub-Subadvisor's recommendations, (iv) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Subadvisor or any of its officers, directors or employees in or relating to the performance of the Subadvisor's duties and obligations under this Agreement or (v) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made by the Fund other than in reliance upon written information furnished by the Limited Services Sub-Subadvisor or any affiliated person of the Limited Services Sub-Subadvisor, expressly for use therein or other than upon verbal information confirmed by the Limited Services Sub-Subadvisor in writing expressly for use therein.

         In no case shall the Subadvisor's indemnity in favor of the Limited Services Sub-Subadvisor or any affiliated person or controlling person of the Limited Services Sub-Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (b) The Limited Services Sub-Subadvisor agrees to indemnify and hold harmless the Subadvisor, its officers and directors, and any person who "controls" the Subadvisor, within the meaning of Section 2(a) (9) of the 1940 Act and pursuant to Section 15 of the 1933 Act, from and against any and all direct or indirect liabilities, losses or damages (including reasonable attorneys' fees) suffered by Subadvisor resulting from (i) the Limited Services Sub-Subadvisor's breach of its duties under this Agreement, (ii) willful misfeasance, bad faith, reckless disregard or gross negligence on the part of the Limited Services Sub-Subadvisor or any of its officers, directors or employees in the performance of the Limited Services Sub-Subadvisor's duties and obligations under this Agreement or (iii) any untrue statement or alleged untrue statement of a material fact contained in the Prospectus relating to the Series or any amendment thereof or any supplement thereto or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statement therein not misleading, if such a statement or omission was made in reliance upon written information furnished by the Limited Services Sub-Subadvisor to the Subadvisor, the Fund or any affiliated person of the Subadvisor or the Fund expressly for use in the Fund's registration statement, or upon verbal information confirmed by the Limited Services Sub-Subadvisor in writing expressly for use in the Fund's registration statement.

         In no case shall the Limited Services Sub-Subadvisor's indemnity in favor of the Subadvisor or any affiliated person or controlling person of the Subadvisor, or any other provision of this Agreement, be deemed to protect such person against any liability to which any such person would otherwise be subject by reason of willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of its reckless disregard of its obligations and duties under this Agreement.

    (c) No party shall be obligated under this Section 9 to make any payment in respect of a settlement, compromise of claim, entry of judgment of any pending or threatened claim to which such party has not consented, such consent not to be unreasonably withheld or delayed.

    (d) Promptly after receipt of notice of any claim or complaint or the commencement of any action or proceeding with respect to which the Subadvisor or the Limited Services Sub-Subadvisor is entitled to seek indemnification hereunder, the indemnified party will notify the indemnifying party in writing of such claim or complaint or of the commencement of such action or proceeding. If the indemnifying party so elects, the indemnifying party will assume the defense of such action or proceeding, including the employment of counsel reasonably satisfactory to the indemnified party and the payment of fees and disbursements of such counsel, and the indemnifying party will not thereafter be liable to the indemnified party for any additional expenses. In the event, however, such counsel has a conflict of interest or if the indemnifying party fails to employ counsel reasonably satisfactory to the indemnified party in either case in a timely manner, then the indemnified party may employ separate counsel to represent or defend it in any such action or proceeding and the indemnifying party will pay the reasonable fees and disbursements of such counsel. In any action or proceeding the defense of which the indemnifying party assumes, the indemnified party will have the right to participate in such litigation and retain counsel at its own expense.

10. Insurance. The Limited Services Sub-Subadvisor shall, during the term of this Agreement, at its own expense, maintain liability and errors and omissions insurance coverage.

11. No Personal Liability. Reference is hereby made to the Declaration of Trust, a copy of which has been filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law, and to any and all amendments thereto so filed or hereafter so filed with the Secretary of the Commonwealth of Massachusetts and elsewhere as required by law. The name The Phoenix Edge Series Fund refers to the Trustees under said Declaration of Trust, as amended, as Trustees and not personally, and no Trustee, shareholder, officer, agent or employee of the Fund shall be held to any personal liability in connection with the affairs of the Fund; only the Fund estate under said Declaration of Fund is liable. Without limiting the generality of the foregoing, neither the Limited Services Sub-Subadvisor nor any of its officers, directors, partners, shareholders or employees shall, under any circumstances, have recourse or cause or willingly permit recourse to be had directly or indirectly to any personal, statutory, or other liability of any shareholder, Trustee, officer, agent or employee of the Fund or of any successor of the Fund, whether such liability now exists or is hereafter incurred for claims against the Fund estate other than by reason of such person's own willful misfeasance, bad faith or gross negligence in the performance of his or its duties or by reason of his or its reckless disregard of its obligations and duties to the Fund and the Series.

12. Confidentiality. Subject to the duty of the Subadvisor or the Limited Services Sub-Subadvisor to comply with applicable law, including any demand of any regulatory or taxing authority having jurisdiction, the parties hereto shall treat as confidential all information pertaining to the Series and the actions of the Limited Services Sub-Subadvisor and the Fund in respect thereof. It is understood that any information or recommendation supplied by the Limited Services Sub-Subadvisor in connection with the performance of its obligations hereunder is to be regarded as confidential and for use only by the Subadvisor, the Fund or such persons as the Subadvisor may designate in connection with the Series who have agreed to maintain the confidentiality of all such information. It is also understood that any information supplied to the Limited Services Sub-Subadvisor in connection with the performance of its obligations hereunder, particularly, but not limited to, any list of investments which, on a temporary basis, may not be bought or sold for the Series, is to be regarded as confidential and for use only by the Limited Services Sub-Subadvisor in connection with its obligation to provide investment advice to the Series. Further, the Subadvisor and the Limited Services Sub-Subadvisor shall maintain and enforce adequate security procedures with respect to all materials, records, documents and data relating to any of their responsibilities pursuant to this Agreement. Information subject to the confidentiality requirements of this section shall not include information which (i) is or becomes generally available to the public other than as a result of a disclosure directly or indirectly by the recipient; (ii) was within the recipient's possession before it was furnished to the recipient by or on behalf of the disclosing party pursuant hereto, provided that the source of such information was not bound by a confidentiality agreement with, or other contractual, legal or fiduciary obligation of confidentiality to, the disclosing party or any other party with respect to such information.

13. Assignment. This Agreement shall terminate automatically in the event of its "assignment," as that term is defined in Section 2(a) (4) of the 1940 Act and Rule 2a-6 thereunder. The Limited Services Sub-Subadvisor shall provide the Subadvisor with reasonable advance written notice of any proposed change of "control," as defined in Section 2(a) (9) of the 1940 Act, as will enable the Subadvisor to consider whether an assignment as defined in Section 2(a) (4) of the 1940 Act will occur and to take the steps it deems necessary.

14. Representations, Warranties and Agreements of the Limited Services Sub-Subadvisor. The Limited Services Sub-Subadvisor represents, warrants and agrees that:

         (a) It is registered as an "investment adviser" under the Investment Advisers Act of 1940 ("Advisers Act") and will maintain such status so long as this Agreement remains in effect.

         (b) It shall comply with any other applicable federal or state requirements, and the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

         (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

         (d) It is duly organized and validly existing under the laws of the Commonwealth of Massachusetts, with the power to own and possess its assets and carry on its business as it is now being conducted.

         (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

         (f) It will promptly notify the Subadvisor of the occurrence of any event that would disqualify it from providing the services described within this Agreement.

         (g) It has a written code of ethics complying with the requirements of Rule 17j-l under the 1940 Act and Rule 204A-1 of the Advisers Act and will provide the Subadvisor with a copy of the code of ethics and evidence of its adoption. The Limited Services Sub-Subadvisor acknowledges receipt of the written code of ethics adopted by and on behalf of the Fund (the "Code of Ethics"). It will not be subject to the Code of Ethics during the term of this Agreement so long as its code of ethics complies with applicable regulatory requirements and has been approved by the Trustees. Within 40 days of the end of each calendar quarter while this Agreement is in effect, a duly authorized compliance officer of the Limited Services Sub-Subadvisor shall certify to the Fund and to the Subadvisor that, to the best of such compliance officer's knowledge, the Limited Services Sub-Subadvisor has complied with the requirements of Rules 17j-l and 204A-1 of the Advisers Act during the previous calendar quarter and that there has been no violation of its code of ethics, or the Code of Ethics, as the case may be, or if such a violation has occurred, that appropriate action was taken in response to such violation. The Limited Services Sub-Subadvisor shall permit the Fund and the Subadvisor to examine the above mentioned certification made by the Limited Services Sub-Subadvisor.

         (h) It has furnished a true and complete copy of its registration statement as filed with the Securities and Exchange Commission (the "Commission") on Form ADV to the Subadvisor and will furnish promptly such updated copies of its registration statement or amendments thereto as are filed with the Commission from time to time.

         (i) It will furnish to the Subadvisor true and complete copies of reports or other documents as may be reasonably requested by the Subadvisor in connection with the performance of the Limited Services Sub-Subadvisor's duties and obligations under this Agreement.

         (j) It will furnish or otherwise make available to the Subadvisor such other information relating to the business affairs or recommendations of the Limited Services Sub-Subadvisor, as the Subadvisor at any time reasonably requests in connection with the Subadvisor's or Limited Services Sub-Subadvisor's performance of its respective obligations hereunder; subject, however, to the Limited Services Sub-Subadvisor's right to retain all such records as the Limited Services Sub-Subadvisor is required to maintain under the Advisers Act and the rules and regulations promulgated thereunder; provided, further, that the Fund and the Subadvisor shall be entitled to make and maintain copies of any records so retained by the Limited Services Sub-Subadvisor.

         (k) The Limited Services Sub-Subadvisor hereby warrants and represents that it will provide the requisite certifications requested by the chief executive officer and chief financial officer of the Fund necessary for those named officers to fulfill their reporting and certification obligations on Form N-CSR as required under the Sarbanes-Oxley Act of 2002 in the form presented in Schedule B attached hereto and made a part hereof.

         (l) It has adopted and implemented, and throughout the term of this Agreement shall maintain in effect and implement, policies and procedures reasonably designed to prevent, detect and correct violations by the Limited Services Sub-Subadvisor and its supervised persons, and, to the extent the activities of the Limited Services Sub-Subadvisor in respect to the Fund could affect the Fund, by the Fund, of "federal securities laws" (as defined in Rule 38a-1 under the Act), and it will provide the Fund on a confidential basis with true and complete copies of its policies and procedures (or summaries thereof) and related information reasonably requested by the Fund. The Limited Services Sub-Subadvisor agrees to cooperate with periodic reviews by the Fund's compliance personnel of the Limited Services Sub-Subadvisor's policies and procedures, their operation and implementation and other compliance matters and to provide to the Fund on a confidential basis from time to time such additional information and certifications with respect to the Limited Services Sub-Subadvisor's policies and procedures, compliance with federal securities laws, and related matters as the Fund reasonably requests. The Limited Services Sub-Subadvisor agrees to promptly notify the Subadvisor of any material compliance violations that affect the Series.

15. Representations, Warranties and Agreements of the Subadvisor. The Subadvisor represents, warrants and agrees that:

         (a) It is registered as an "investment adviser" under the Advisers Act.

         (b) It shall continue to meet any other applicable federal or state requirements, or the applicable requirements of any regulatory or self-regulatory agency, necessary to be met for its performance of the services contemplated by this Agreement so long as this Agreement remains in effect.

         (c) It is not prohibited by the 1940 Act, the Advisers Act or other applicable federal or state law from performing the services contemplated by this Agreement.

         (d) It is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

         (e) It has the power and has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to execute this Agreement, which Agreement constitutes its legal, valid and binding obligation, enforceable in accordance with its terms, to enter into and perform the services contemplated by this Agreement; and the execution, delivery and performance by it of this Agreement does not contravene or constitute a default under any agreement binding upon it.

         (f) It has delivered, or will before the effective date of this Agreement deliver, to the Limited Services Sub-Subadvisor true and complete copies of (i) the Prospectus, (ii) the Declaration of Trust, as amended, and (iii) any other documents or instruments governing the investments and investment policies and practices of the Series applicable to the Limited Services Sub-Subadvisor's duties and obligations hereunder, and during the term of this Agreement will promptly deliver to the Limited Services Sub-Subadvisor true and complete copies of all documents and instruments supplementing, amending, or otherwise becoming such documents or instruments before or at the time they become effective.

         (g) It will furnish or otherwise make available to the Limited Services Sub-Subadvisor such other information relating to the business affairs of the Fund as the Limited Services Sub-Subadvisor at any time, or from time to time, reasonably requests in order to discharge its obligations hereunder.

         (h) It retains sole responsibility for the investment recommendations it makes on behalf of the Series and for ensuring such recommendations are in compliance with the Series then current prospectus and Statement of Additional Information.

         (i) It retains sole responsibility in ensuring the Series remains in compliance with the requirements of Subchapter M and the diversification requirements of Section 817(h) of the Internal Revenue Code of 1986, as amended.

         (j) It retains sole responsibility for execution of transactions on behalf of the Series and any other implementation (or lack thereof) of the recommendations by the Limited Services Sub-Subadvisor.

16. Representations, Warranties and Agreements of the Fund. By their approval of this Agreement the Trustees represent, warrant and agree that:

         (a) The Fund is not prohibited by the 1940 Act or other applicable federal or state law from performing its obligations under this Agreement.

         (b) The Fund is duly organized and validly existing under the laws of the State in which it was organized with the power to own and possess its assets and carry on its business as it is now being conducted.

         (c) The Fund has taken all necessary action, and has obtained all necessary licenses, authorizations and approvals, to permit the Fund to enter into this Agreement, which Agreement constitutes the Fund's legal, valid and binding obligation, enforceable in accordance with its terms; and the execution, delivery and performance by the Fund of this Agreement does not contravene or constitute a default under any agreement binding upon the Fund.

17. Reports. The Limited Services Sub-Subadvisor shall provide the Subadvisor and the Trustees such periodic and special reports that pertain to the Limited Services Sub-Subadvisor, and its recommendations as the Subadvisor may reasonably request. The Limited Services Sub-Subadvisor agrees that such records are the property of the Fund, and shall be made reasonably available for inspections, and by the Fund or by the Subadvisor as agent of the Fund, and promptly upon request surrendered to either (subject to the Limited Services Sub-Subadvisor's right to retain such copies as are necessary or reasonably desirable for it to comply with applicable laws and regulations). Without limiting the generality of the foregoing, the parties agree and acknowledge that the Limited Services Sub-Subadvisor shall provide the following items:

         (a) Quarterly reports, in form and substance acceptable to the Subadvisor, including but not limited to reports with respect to: (i) compliance with the Limited Services Sub-Subadvisor's code of ethics; and
    (iii) any and all other reports pertaining to the Limited Services Sub-Subadvisor and/or its recommendations as reasonably requested in accordance with or described in this Agreement.

         (b) Annual or other periodic reports, in form and substance acceptable to the Subadvisor, including but not limited reports with respect to: (i) analyses of Series performance relating to municipal securities; (ii) disclosure related to the recommendations provided by the Limited Services Sub-Subadvisor to the Subadvisor with respect to the Series as may be contained in the Prospectus or marketing materials as amended, supplemented or otherwise updated from time to time; (iii) compliance with the Limited Services Sub-Subadvisor's code of ethics pursuant to Rule 206(4)-7 and Rule 17j-1; and (iv) such compliance certifications as may be reasonably requested that are applicable and relate to the services provided by the Limited Services Sub-Subadvisor.

         (c) The parties acknowledge and agree that the Limited Services Sub-Subadvisor is authorized to supply the Fund's independent registered public accounting firm, or any successor accountant for the Fund, any information that they may request in connection with the Fund.

         (d) In addition, the Limited Services Sub-Subadvisor shall immediately notify and forward to both the Subadvisor and any legal counsel for the Series whose identity has been provided to the Limited Services Sub-Subadvisor any legal process served upon it on behalf of the Subadvisor or the Fund. The Limited Services Sub-Subadvisor shall promptly notify the Subadvisor of any changes in any information concerning the Limited Services Sub-Subadvisor of which the Limited Services Sub-Subadvisor becomes aware that is or would be required to be disclosed in the Fund's registration statement.

18. Use of Name of Limited Services Sub-Subadvisor. The Subadvisor and the Fund may make reference to the Limited Services Sub-Subadvisor's name in connection with marketing and promotional materials related to the Series contained in any prospectus or other regulatory filing provided that the content and information provided by the Limited Services Sub-Subadvisor is described in all material respects in conformity with this Agreement, as then in effect.

19. Amendment. This Agreement may be amended at any time, but only by written agreement between the Limited Services Sub-Subadvisor and the Subadvisor, which amendment, other than amendments to Schedule A or B is subject to the approval of the Trustees and the Shareholders of the Series as and to the extent required by the 1940 Act.

20. Effective Date; Term. This Agreement shall become effective on the date set forth on the first page of this Agreement. Unless terminated as hereinafter provided, this Agreement shall remain in full force and effect until December 31, 2010, and thereafter only so long as its continuance has been specifically approved at least annually in accordance with Sections 15(a) and (c) of the 1940 Act and the Rules promulgated thereunder.

21. Notices. Except as otherwise provided in this Agreement, all notices or other communications required of or permitted to be given hereunder shall be in writing and shall be delivered or sent by (i) confirmed facsimile,
    (ii) registered, certified or overnight mail, or (iii) a nationally recognized overnight courier, to the following addresses or to such other address as the relevant addressee shall hereafter provide for such purpose to the other by notice in writing and shall be deemed to have been given at the time of delivery.

    If to the Subadvisor:               GOODWIN CAPITAL ADVISERS, INC.
                                        One American Row
                                        Hartford, Connecticut 06102-5056
                                        Attn: Doreen A. Bonner
                                        Telephone: (860) 403-5456
                                        Facsimile: (860) 403-7696
                                        Email: Doreen.Bonner@phoenixwm.com

    If to the Limited Services Sub-Subadvisor:
                                        VIRTUS INVESTMENT ADVISERS, INC.
                                        100 Pearl Street
                                        Hartford, Connecticut 06103
                                        Attn: Kevin Carr - Counsel
                                        Telephone: (860) 263-4791
                                        Facsimile: (860) 241-1028
                                        Email: kevin.carr@virtus.com

22. Termination This Agreement shall terminate immediately in the event of its assignment, as specified above in Section 13 of this Agreement. This Agreement may be terminated by either party, without penalty, immediately upon written notice to the other party in the event of a breach of any provision thereof by the party so notified, or otherwise, by the Subadvisor, Limited Services Sub-Subadvisor, Board of Trustees of the Fund or vote of a majority of the outstanding voting securities of the Series upon sixty (60) days' written notice to the other party. Notwithstanding such termination, any liability of a party to any other party under this Agreement shall survive and remain in full force and effect with respect to any claim or matter on which any party has given written notice to any other party prior to termination and until such liability has been finally settled.

23. Applicable Law. To the extent that state law is not preempted by the provisions of any law of the United States heretofore or hereafter enacted, as the same may be amended from time to time, this Agreement shall be administered, construed and enforced according to the laws of the State of Connecticut, without giving effect to the conflicts of laws principles thereof.

24. Severability. If any term or condition of this Agreement shall be invalid or unenforceable to any extent or in any application, then the remainder of this Agreement shall not be affected thereby, and each and every term and condition of this Agreement shall be valid and enforced to the fullest extent permitted by law.

25. Entire Agreement. This Agreement embodies the entire agreement and understanding between the parties hereto, and supersedes all prior agreements and understandings relating to the subject matter of this Agreement.

26. Counterparts. This Agreement may be executed in two or more counterparts, each of which shall be deemed an original, and all such counterparts shall constitute a single instrument.

27. Prior Relationship. The parties acknowledge that in recognition of the parties' former affiliation and their efforts to negotiate this Agreement, the Limited Services Sub-Subadvisor performed the services contemplated herein without payment for the period from January 1, 2009 through October 15, 2009.

                           (Signature page to follow)

                                               GOODWIN CAPITAL ADVISERS, INC.

                                               By:
                                                   --------------------------
                                               Name:
                                               Title:

                                               VIRTUS INVESTMENT ADVISERS, INC.

                                               By:
                                                   --------------------------
                                               Name:
                                               Title:

ACCEPTED:

THE PHOENIX EDGE SERIES FUND

By:
    --------------------------
Name:
Title:

                                   Schedule A

Series                                               Annual Sub-Subadvisory Fee

Phoenix Multi-Sector Short Term Bond Series          3.5% of the Subadvisory Fee
Phoenix Multi-Sector Fixed Income Series             3.5% of the Subadvisory Fee
Phoenix Strategic Allocation Series                  3.5% of the Subadvisory Fee

                                   Schedule B

                            FORM OF SUB-CERTIFICATION

To:

Re:      Form N-CSR Certification for the [Name of Series].

From:    [Name of Subadvisor]

Representations in support of Investment Company Act Rule 30b1-5 certifications of Form N-CSR.

         [Name of Series].

         In connection with your certification responsibility under Rule 30b1-5 and Sections 302 and 906 of the Sarbanes-Oxley Act of 2002, I have reviewed the following information presented for the period ended [Date of Reporting Period] (the "Reports") which forms part of the N-CSR for the Series.

                     Schedule of Investments (the "Reports")

Our organization has designed, implemented and maintained internal controls and procedures, designed for the purpose of ensuring the accuracy and completeness of relevant portfolio trade data transmitted to those responsible for the preparation of the Schedule of Investments. As of the date of this certification there have been no material modifications to these internal controls and procedures.

In addition, our organization has:

      a. Designed such internal controls and procedures to ensure that material information is made known to the appropriate groups responsible for servicing the above-mentioned mutual funds.

      b. Evaluated the effectiveness of our internal controls and procedures, as of a date within 90 days prior to the date of this certification and we have concluded that such controls and procedures are effective.

      c. In addition, to the best of my knowledge there has been no fraud, whether, or not material, that involves our organization's management or other employees who have a significant role in our organization's control and procedures as they relate to our duties as Limited Services Sub-Subadvisor to the Series.

I have read the draft of the Reports which I understand to be current as of [Date of Reporting Period] and based on my knowledge, such drafts of the Reports do not, with respect to the Series, contain any untrue statement of a material fact or omit to state a material fact necessary to make the information contained therein, in light of the circumstances under which such information is presented, not misleading with respect to the period covered by such draft Reports.

I have disclosed, based on my most recent evaluation, to the Series' Chief Accounting Officer:

      a. All significant changes, deficiencies and material weakness, if any, in the design or operation of the Limited Services Sub-Subadvisor's internal controls and procedures which could adversely affect the Advisor's ability to record, process, summarize and report financial data in a timely fashion;

      b. Any fraud, whether or not material, that involves the Limited Services Sub-Subadvisor's management or other employees who have significant role in the Limited Services Sub-Subadvisor's internal controls and procedures for financial reporting.

I certify that to the best of my knowledge:

      a. The Limited Services Sub-Subadvisor's portfolio manager has complied with the restrictions and reporting requirements of the Limited Services Sub-Subadvisor's Code of Ethics (the "Code").

      b. The Limited Services Sub-Subadvisor has complied with the Prospectus and Statement of Additional Information of the Series and the Policies and Procedures of the Series as adopted by the Board of Trustees.

      c. I have no knowledge of any compliance violations with respect to the Series except as disclosed in writing to the Phoenix Compliance Department by me or by the Limited Services Sub-Subadvisor's compliance officer.

      d. The Limited Services Sub-Subadvisor has complied with the rules and regulations of the 33 Act and 40 Act, and such other regulations as may apply to the extent those rules and regulations pertain to the responsibilities of the Limited Services Sub-Subadvisor with respect to the Series as outlined above.

This certification relates solely to the Limited Services Sub-Subadvisor's management of a portion of the Series named above and may not be relied upon by any other fund or entity.

The Limited Services Sub-Subadvisor does not maintain the official books and records of the above Series. The Limited Services Sub-Subadvisor's records are based on its own portfolio management system, a record-keeping system that is not intended to service as the Funds' official accounting system. The Limited Services Sub-Subadvisor is not responsible for the preparation of the Reports.

-------------------------------                   --------------------------
[Name of Authorized Signature]                    Date